Exhibit 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13D. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of April, 2019.

Energy Capital Partners II, LLC

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners GP II, LP
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners II, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners II-A, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners II-B, LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners II-C (Summit IP), LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

Energy Capital Partners II (Summit Co-Invest), LP
By: Energy Capital Partners GP II, LP, its general partner
By: Energy Capital Partners II, LLC, its general partner

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Counsel

SMLP Holdings, LLC

By:	/s/ Enoch O. Varner
Name:	Enoch O. Varner
Title:	Vice President

Summit Midstream Partners, LLC

By:	/s/ Brock M. Degeyter
Name: Brock M. Degeyter
Title: Executive Vice President, General Counsel and Chief Compliance Officer

Summit Midstream Partners Holdings, LLC

By:	/s/ Brock M. Degeyter
Name: Brock M. Degeyter
Title: Executive Vice President, General Counsel and Chief Compliance Officer